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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated April 19, 1996, with respect to the financial statements of 2301 SE 17th St., Ltd., included in this registration statement of Florida Panthers Holdings, Inc. filed on Form S-4 to the reference to our firm under the heading "Experts".

                                               /s/ KPMG LLP
                                               ----------------------
                                               KPMG LLP


Fort Lauderdale, Florida
May 5, 1999